SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549






                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 6, 1995

                               ANGELES PARTNERS XI
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                   0-11766              95-3788040
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (803) 239-1000













Item 2.   Acquisition or Disposition of Assets

          On September 6, 1995, the Partnership sold its investment property, Harbour Landing Apartments, located at 7625 Garner's Ferry Road, in Columbia, South Carolina, to New Plan Realty Trust, an unrelated third party. The Managing General Partner believed that the sale of the property was in the best interest of the Partnership. Total consideration was $4,900,000.





Item 7.   Financial Statements and Exhibits

(b).      Pro forma financial information

          Harbour Landing Apartments was sold on September 6, 1995. The following unaudited condensed balance sheet of the Partnership assumes the property had been disposed of at June 30, 1995.

                                               Pro Forma Balance Sheet
                                                     (Unaudited)
                                      June 30,                          June 30,
                                        1995         Pro Forma            1995
                                     As Reported    Adjustments        Pro Forma
Cash                                $  1,241,122    $   465,960  (1)  $  1,707,082
Other assets                           1,016,948         71,563  (1)     1,088,511

Land                                   4,396,743       (398,628) (1)     3,998,115
Buildings & related personal
      property, net                   12,219,047     (2,013,802) (1)    10,205,245

  Total assets                      $ 18,873,860    $(1,874,907)      $ 16,998,953


Other accrued liabilities           $  3,575,464    $  (133,063) (1)  $  3,442,401
Mortgage notes payable                33,268,779     (4,110,437) (1)    29,158,342

  Total liabilities                   36,844,243     (4,243,500)        32,600,743
Partners' deficit                    (17,970,383)     2,368,593        (15,601,790)
  Total liabilities and partner's
      deficit                       $ 18,873,860    $(1,874,907)      $ 16,998,953


(1) Represents pro forma adjustments to reflect the removal of assets and liabilities related to the sale of Harbour Landing Apartments.



      The following pro-forma statements of income (loss) assume Harbour Landing Apartments had been sold as of December 31, 1994 and 1993, respectively. The following pro forma statements of income (loss) do not reflect the gain for financial statement purposes incurred as a result of the sale.

                                     Pro-Forma Statements of Income
                                               (Unaudited)
                                       For the six months ended
                                              June 30, 1995
                                 As Reported   Adjustments          Pro Forma
Total Revenue                    $ 3,922,082   $  526,909   (2)    $ 3,395,173

Operating expenses                   991,846      204,821   (2)        787,025

General and administrative           139,962           --              139,962
Property management fees             189,491       21,103   (2)        168,388

Maintenance                          349,722       51,114   (2)        298,608
Depreciation                         806,577      123,037   (2)        683,540

Interest                           1,691,374      250,183   (2)      1,441,191
Property taxes                       359,095       20,759   (2)        338,336


Total expenses                     4,528,067      671,017            3,857,050

Loss before equity in loss
  of joint venture                 (605,985)     (144,108)           (461,877)

Equity in loss of joint
      venture                       (47,107)           --             (47,107)


Net loss                        $  (653,092)   $ (144,108)         $ (508,984)


Net loss per limited
   partnership unit             $    (16.23)   $    (3.58)         $   (12.65)

Weighted average number of
   units                             39,842                            39,842

(2) Represents pro forma adjustments to remove revenues and expenses related to Harbour Landing Apartments as a result of the sale.


                                     Pro Forma Statements of Income
                                               (Unaudited)
                                           For the year ended
                                           December 31, 1994

                                 As Reported   Adjustments        Pro Forma

Total Revenue                    $10,165,136    $1,035,384   (2) $ 9,129,752





Operating expenses                 2,856,967       323,347   (2)   2,533,620

General and administrative           230,747            --           230,747
Property management fees             506,180        46,974   (2)     459,206

Maintenance                          967,494        54,804   (2)     912,690
Depreciation                       2,059,526       242,845   (2)   1,816,681
Interest                           4,388,726       513,947   (2)   3,874,779

Property taxes                       895,052        68,944   (2)     826,108

Total expenses                    11,904,692     1,250,861        10,653,831


Loss before gain on sale of
  investment property, loss on
  disposal of property, and
  equity in loss of joint
  venture                         (1,739,556)     (215,477)       (1,524,079)

Gain on sale of investment
  property                         7,257,155            --         7,257,155
Loss on disposal of property        (151,980)           --          (151,980)
Equity in loss of joint
      venture                        (77,378)           --           (77,378)
Net income                       $ 5,288,241    $ (215,477)      $ 5,503,718

Net income per limited
   partnership unit              $    131.40    $    (5.35)      $    136.75

Weighted average number of
   units                              39,842                          39,842


(2)   Represents pro forma adjustments to remove revenues and expenses related to Harbour Landing Apartments as a result of the sale.  Certain reclassifications have been made to the 1994 balances to conform to the 1995 presentation.



                                   SIGNATURES


      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                 ANGELES PARTNERS XI

                                             By: Angeles Realty Corporation II
                                                 Managing General Partner



                                             By: /s/Carroll D. Vinson
                                                 Carroll D. Vinson
                                                 President and Principal
                                                 Executive Officer





                                             By: /s/Robert D. Long, Jr.
                                                 Robert D. Long, Jr.
                                                 Controller and Principal
                                                 Accounting Officer




                                             Date: September 21, 1995







(c)   Exhibits

                                  EXHIBIT INDEX


      Exhibit No.                            Description

         10.11 Contract to Purchase and Sell Property with Exhibits dated July 24, 1995, between Harbour Landing AP XI, L.P., a South Carolina limited partnership, and New Plan Realty Trust, a Massachusetts Business Trust.

         10.12 Special Warranty Deed dated September 5, 1995 between Harbour Landing AP XI, L.P., and New Plan Realty Trust

         10.13 Comfort Sum Escrow Agreement dated September 6, 1995, between New Plan Realty Trust, Harbour Landing AP XI, L.P., and Coastal Abstract Service, Inc.

         10.14 Blanket Conveyance, Bill of Sale and Assignment between Harbour Landing AP XI, L.P., and New Plan Realty Trust.

         10.15 Non-warranty deed between Harbour Landing AP XI, L.P., and New Plan Realty Trust.

         10.16 Assignment and Assumption of Leases dated September 5, 1995, between Harbour Landing, AP XI, L.P., and New Plan Realty Trust.